ASSIGNMENT AND ASSUMPTION
               OF RIGHTS, DUTIES, AND OBLIGATIONS
                          OF DEPOSITOR
                            UNDER THE
              AMENDED AND RESTATED TRUST AGREEMENT


     Effective as of, and conditioned upon, the closing of the merger of American Bancshares, Inc., a Florida corporation (the "Assignor"), with and into Gold Banc Acquisition Corporation XI, Inc., a Kansas corporation (the "Assignee"), pursuant to the Agreement and Plan of Reorganization, dated as of September 6, 1999, as amended January 24, 2000, by and among the Assignor, the Assignee, and Gold Banc Corporation, Inc., a Kansas corporation and parent corporation of the Assignee, in consideration of the receipt of good and valuable consideration, the Assignor hereby assigns, and the Assignee hereby assumes, all of the rights, duties, and obligations of the Assignor as Depositor under the Amended and Restated Trust Agreement, dated July 7, 1998 (the "Trust Agreement"), by and among the Assignor, as Depositor, Bankers Trust Company, a New York banking corporation, as Property Trustee, and Bankers Trust (Delaware), a Delaware banking corporation, as Delaware Trustee.

     This assignment is made in accordance with Article VIII of the Junior Subordinated Indenture, dated July 7, 1998, by and among the Assignor and Bankers Trust Company, a New York banking corporation, as trustee.

     All Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms in the Trust Agreement.

     This Assignment and Assumption Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

                    [SIGNATURES ON NEXT PAGE]
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                                   ASSIGNOR

                                   AMERICAN BANCSHARES, INC.


March 20, 2000                     BY:  /s/ Jerry L. Neff
                                        Jerry L. Neff
                                        President

STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

     Sworn to and subscribed before me this 20th day of March,
2000.
                               ___
  X Personally known to me    /__/ Produced identification _______________

                                   /s/ Richard A. Denmon
                                   Notary Public's Signature
     (Seal)
                                   Richard A. Denmon
                                   Notary Public's Printed Name


                                   ASSIGNEE

                                   GOLD BANC ACQUISITION
                                       CORPORATION XI, INC.

March 20, 2000                     BY:  Malcolm M. Aslin
                                        President

STATE OF KANSAS
COUNTY OF JOHNSON

     Sworn to and subscribed before me this 20th day of March,
2000.
                               ___
  X Personally known to me    /__/ Produced identification _______________

                                   /s/ Therese A. Armstrong
                                   Notary Public's Signature
     (Seal)
                                   Therese A. Armstrong
                                   Notary Public's Printed Name
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